UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2008

                                    000-30364
                             Commission file number

                                  NDS Group plc

             (Exact name of registrant as specified in its charter)

      England and Wales                           Not applicable
      ----------------------------------          --------------------------
      (State or other jurisdiction of             (I.R.S. Employer
      incorporation or organization)              Identification No.)

One Heathrow Boulevard, 286 Bath Road, West Drayton,
           Middlesex, United Kingdom                          UB7 0DQ
    (Address of principal executive offices)                 (Zip Code)

                                +44 20 8476 8000
              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A

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ITEM 7.01. REGULATION FD DISCLOSURE.

      On May 15, 2008, NDS Group plc (the "Company") issued a press release regarding a decision in Echostar Satellite, et al v. NDS Group PLC, et al. A copy of the release issued by the Company on May 15, 2008 is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number      Description
Exhibit 99.1        Press release issued by NDS Group plc dated May 15, 2008

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NDS Group plc
                                           (REGISTRANT)

Date:  May 19, 2008                        By:   /s/ Alexander Gersh
                                                 -------------------------
                                                 Alexander Gersh
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit 99.1      Press release issued by NDS Group plc dated May 15, 2008